UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K
CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  August 9, 2013

DATA STORAGE CORPORATION
(Exact Name of Registrant as Specified in its Charter)

Nevada (State or Other Jurisdiction of Incorporation)	000-54579 (Commission File Number)	98-0530147 (I.R.S. Employer Identification Number)

401 Franklin Avenue, Garden City, New York 11530
(Address of Principal Executive Offices, including Zip Code)

Registrant’s Telephone Number, including Area Code:  (212) 564-4922

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry in to a Material Definitive Agreement

On August 9, 2013, Data Storage Corporation (the “Company”) and Charles M. Piluso, the Company’s Chairman of the Board and Chief Executive Officer, entered into a securities purchase agreement (the “Securities Purchase Agreement”) pursuant to which the Company agreed to sell to Mr. Piluso and Mr. Piluso agreed to purchase from the Company, a 10% Convertible Promissory Note due April 30, 2014 in the original principal amount of $100,000 (the “Note”) and a warrant (the “Warrant”) for the purchase of 66,667 shares of the common stock par value $0.001 per share (the “Common Stock”), for an aggregate purchase price of $100,000.

The Note shall accrue interest at a rate of 10% per annum, which shall be payable in arrears on April 30, 2014 (the “Maturity Date”).  The Note may be converted, at any time prior to the Maturity Date, into shares of Common Stock at the conversion price of $0.15 per share.

The Warrant is exercisable into 66,667 shares of Common Stock at the exercise price of $0.15 per share.  The Warrant is exercisable from August 9, 2013 and on or before February 28, 2023.  The sale was consummated on August 9, 2013.

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant

On August 9, 2013, the Company agreed to sell to Mr. Piluso and Mr. Piluso agreed to purchase from the Company, the Note, as more fully described in Item 1.01 above and incorporated by reference herein.

Item 3.02 Unregistered Sales of Equity Securities

On August 9, 2013, the Company issued and sold the Note and the Warrant, as more fully described in Item 1.01 above and incorporated by reference herein. The sale was made in reliance upon applicable exemptions from registration under Section 4(2) of the Securities Act of 1933, as amended.

Item 9.01 Financial Statements and Exhibits

(d)	Exhibits	Description
2.1
Securities Purchase Agreement between Charles M. Piluso and the Company dated as of August 9, 2013 (incorporated by reference to Exhibit 2.3 of Schedule 13D/A No. 1 filed by Charles M. Piluso on August 14, 2013 (File No. 005-84248)).

	2.2	10% Convertible Promissory Note due April 30, 2014 (incorporated by reference to Exhibit 2.4 of Schedule 13D/A No. 1 filed by Charles M. Piluso on August 14, 2013 (File No. 005-84248)).
	2.3	Warrant to Purchase Common Stock dated as of August 9, 2013 (incorporated by reference to Exhibit 2.5 of Schedule 13D/A No. 1 filed by Charles M. Piluso on August 14, 2013 (File No. 005-84248)).

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

DATA STORAGE CORPORATION
Date: August 15, 2013	By:	/s/Richard Rebetti
Name: Richard Rebetti
Title: Chief Operating Officer

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EXHIBIT INDEX

Exhibits	Description
2.1
Securities Purchase Agreement between Charles M. Piluso and the Company dated as of August 9, 2013 (incorporated by reference to Exhibit 2.3 of Schedule 13D/A No. 1 filed by Charles M. Piluso on August 14, 2013 (File No. 005-84248)).

2.2	10% Convertible Promissory Note due April 30, 2014 (incorporated by reference to Exhibit 2.4 of Schedule 13D/A No. 1 filed by Charles M. Piluso on August 14, 2013 (File No. 005-84248)).
2.3	Warrant to Purchase Common Stock dated as of August 9, 2013 (incorporated by reference to Exhibit 2.5 of Schedule 13D/A No. 1 filed by Charles M. Piluso on August 14, 2013 (File No. 005-84248)).

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